UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
—————————
FORM 8-K/A
—————————
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2016
—————————

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)
———————

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This current report on Form 8-K/A amends the report on Form 8-K filed September 28, 2016 by the Federal Home Loan Bank of Atlanta (the “Bank”) to announce the election to the Bank’s board of directors of Suzanne S. DeFerie, Scott C. Harvard, F. Gary Garczynski and LaSalle D. (Donney) Leffall, III. On December 10, 2016, the Bank made the following 2017 committee assignments for those directors:

Director	Committee Assignments
Suzanne S. DeFerie	Finance (Vice Chair) Audit Enterprise Risk and Operations Executive
Scott C. Harvard	Credit and Member Services Governance and Compensation Executive Housing and Community Investment
F. Gary Garczynski	Executive (Chair) Ex officio member all other committees
LaSalle D. (Donney) Leffall, III	Finance (Chair) Audit Enterprise Risk and Operations Executive

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: December 14, 2016	By: /s/ Reginald T. O'Shields
By: Reginald T. O'Shields
Senior Vice President and
General Counsel